Exhibit 10.8

          PLEDGE AND SECURITY AGREEMENT dated as of June 11, 1999, made by Hauser, Inc., a Colorado corporation (the "Pledgor"), in favor of Wells Fargo Bank, National Association (the "Secured Party").

          Reference is hereby made to the Credit Agreement dated as of June 11, 1999 (as amended, supplemented or modified from time to time, the "Credit Agreement") among the Pledgor, Zuellig Botanical Extracts, Inc., ZetaPharm, Inc., Wilcox Drug Company, Inc., Shuster Laboratories, Inc. and the Secured Party. Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in the Credit Agreement.

          The Secured Party has agreed to make Loans to the Borrowers upon the terms and subject to the conditions specified in the Credit Agreement. The obligation of the Secured Party to make Loans is conditioned on, among other things, the execution and delivery by the Pledgor of an agreement in the form hereof.

          NOW, THEREFORE, the parties agree as follows:

Definitions. In addition to the terms defined above, the following words and terms shall have the respective meanings as follows:

          "Agreement" shall mean this Pledge and Security Agreement, as it shall be amended, supplemented or otherwise modified from time to time.

          "Obligations" shall mean, collectively, (a) the due and punctual payment of (i) the principal of, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans when and as due, whether at maturity, by acceleration, upon one or more dates set for repayment or prepayment or otherwise, (ii) each payment required to be made by the Borrowers under the Credit Agreement in respect of any Letter of Credit when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrowers under the Credit Agreement or any other Loan Documents (including obligations of the Pledgor under this Agreement), and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrowers under or pursuant to the Credit Agreement and of the Borrowers under the other Loan Documents (including, in the case of the Pledgor, this Agreement).

Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections, Exhibits, and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. References to provisions of statutes, rules, regulations, and other documents shall be deemed to include successor provisions thereto. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.

Pledge and Grant of Security Interest. (a) As security for the payment and performance in full of the Obligations, the Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Secured Party, a first priority security interest in the shares of capital stock listed on Schedule I and any shares of stock of any Subsidiary obtained in the future by the Pledgor, and the certificates representing all such shares (the "Pledged Stock"), (ii) all other property that may be delivered to and held by the Secured Party pursuant to the terms hereof, (iii) subject to Section 2.05, all payments of dividends and distributions, including all cash, instruments and other property, from time to time received, receivable or otherwise paid or distributed, in respect of, or in exchange for or upon the conversion of the securities and other property referred to in clause (i) or (ii) above, (iv) subject to
Section 2.05, all rights and privileges of the Pledgor with respect to the securities and other property referred to in clauses (i), (ii) and (iii) above, (v) any and all custodial accounts or other safekeeping accounts in which any of the foregoing property (and any property described in the following clause (vi)) may be deposited, and any security entitlements or other rights relating thereto, and (vi) all proceeds of any of the foregoing (the items referred to in clauses (i) through (vi) above being collectively referred to as the "Collateral").

(b) Upon delivery to the Secured Party, any stock certificates, notes or other securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by undated stock powers duly executed in blank or other instruments of transfer satisfactory to the Secured Party and by such other instruments and documents as the Secured Party may request. All other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the Pledgor and such other instruments or documents as the Secured Party may request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I, and made a part hereof (provided that the failure to deliver any such schedule shall not impair the security interest hereunder of the Secured Party in any Pledged Securities). Each schedule so delivered (except to the extent in error) shall supersede any prior schedules so delivered.

Deliveries. The Pledgor agrees promptly to deliver or cause to be delivered to the Secured Party any and all Pledged Securities, and any and all certificates or other instruments or documents representing Collateral, and any other instruments referred to in Section 2.01(b).

Representations; Warranties; Covenants. The Pledgor hereby represents, warrants and covenants to and with the Secured Party that:

the Pledged Stock has been delivered to the Secured Party in pledge hereunder, and represents that percentage as set forth in Schedule I of the issued and outstanding shares of each class of the capital stock of the issuer with respect thereto;

the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Collateral indicated on Schedule I, (ii) holds the same free and clear of all Liens, except for the security interest granted hereunder, (iii) will make no assignment, pledge, hypothecation or transfer of or create or suffer to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto, and (iv) subject to Section 2.05, will cause any and all Collateral to be forthwith deposited with the Secured Party and pledged or otherwise subject to the security interest created hereunder;

the Pledgor (i) has the power and authority to pledge and grant a security interest in the Collateral in the manner hereby done or contemplated and
(ii) will defend its title or interest thereto or therein and the Lien of the Secured Party against any and all other Liens, however arising, of all persons whomsoever;

no consent or approval (i) of any Governmental Authority or any securities exchange or (ii) of any other Person except any such Person whose consent has been obtained in writing and delivered to the Secured Party, was or is necessary to the validity of the pledge or grant of a Security Interest effected hereby;

when the Pledged Securities, certificates, instruments or other documents representing or evidencing the Collateral are delivered to the Secured Party in accordance with this Agreement, the Secured Party will have a valid and perfected first Lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations; and

the pledge and the grant of a security interest effected hereby are effective to vest in the Secured Party the rights of the Secured Party in the Collateral as set forth herein.

Registration in Nominee Name, Denominations; Further Assurances. (a) The Secured Party shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name, the name of its nominee or the name of the Pledgor, endorsed or assigned in blank or in favor of the Secured Party. The Pledgor will promptly give to the Secured Party copies of any notices or other communications received by it with respect to Pledged Securities. The Secured Party shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement (and the surrender of any certificates to the issuer or any agent thereof for such purpose shall not constitute a release of the security interest of the Secured Party in any such Pledged Securities represented thereby).

(b) The Pledgor agrees, at its expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Secured Party may from time to time reasonably request to better assure, preserve, protect and perfect the pledge and the security interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the pledge and the granting of the security interest hereunder and the filing of any financing statements or other documents in connection herewith.

Voting Rights; Dividends. (a) Unless and until an Event of Default shall have occurred and be continuing;

               (i) The Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers accruing to it as owner of the Pledged Securities for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided, however, that such action would not adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of the Secured Party under this Agreement or any other Loan Document or the ability of the Secured Party to exercise the same.

               (ii) The Pledgor shall be entitled to receive and retain any and all cash dividends and distributions paid on the Pledged Securities to the extent and only to the extent that such cash dividends are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws. All noncash dividends and distributions, and all dividends and distributions (whether in cash or otherwise) in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other payments, dividends, and distributions made on or in respect of the Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by the Pledgor, shall not be commingled by the Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Secured Party and shall be forthwith delivered to the Secured Party in the same form as so received (with any necessary endorsement) (any such cash to be applied in accordance with Section 2.07).

          (b) Upon the occurrence and during the continuation of an Event of Default, all rights of the Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.05, shall cease, and all such rights shall thereupon become vested in the Secured Party, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.

          (c) Upon the occurrence and during the continuation of an Event of Default, all rights of the Pledgor to dividends and other distributions that the Pledgor is authorized to receive pursuant to the first sentence of paragraph (a)(ii) above shall cease, and all such rights shall thereupon become vested in the Secured Party, which shall have the sole and exclusive right and authority to receive and retain such dividends and other distributions. All dividends and other distributions received by the Pledgor contrary to the provisions of this Section 2.05 shall be held in trust for the benefit of the Secured Party, shall be segregated from other property or funds of the Pledgor and shall be forthwith delivered to the Secured Party upon demand in the same form as so received (with any necessary endorsement) and shall be applied in accordance with the provisions of Section 2.07.

Possession, Sale of Collateral, Etc.

Upon the occurrence and during the continuation of an Event of Default, the Secured Party may sell or cause to be sold, whenever it shall decide, in one or more sales or parcels, at such prices as it may deem best, and for cash, on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at any broker's board or at public or private sale, without demand of performance or notice of intention to sell or of time or place of sale (except ten (10) days' written notice to the Pledgor of the time and place of such sale, which the Pledgor hereby agrees to be commercially reasonable, and such other notices as may be required by applicable statute and cannot be waived), and any Person may be the purchaser of all or any portion of the Collateral so sold and thereafter hold the same absolutely, free from any claim or right of whatever kind, including any equity of redemption, of the Pledgor, any such demand, notice, claim, right or equity being hereby expressly waived and released. The Secured Party shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof. At any sale or sales made pursuant to this Agreement, the Secured Party may bid for or purchase, free from any claim or right of whatever kind, including any equity of redemption of the Pledgor, any such demand, notice, claim, right or equity being hereby expressly waived and released, all or any portion of the Collateral offered for sale, and may make any payment on account thereof by using any claim for money then due and payable to the Secured Party by the Pledgor as a credit against the purchase price. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Party may (in its sole and absolute discretion) determine. The Secured Party shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Secured Party may, without notice or publication, except as may be required by applicable statute and cannot be waived, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the sale price is paid in full by the purchaser or purchasers thereof, but the Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Secured Party shall be free to carry out such sale pursuant to such agreement and (c) the Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereof, notwithstanding the fact that after the Secured Party shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. The Secured Party shall in any such sale make no representations or warranties with respect to the Collateral or any part thereof, and shall not be chargeable with any of the obligations or liabilities of the Pledgor. As an alternative to exercising the power of sale herein conferred upon it, the Secured Party may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of California or its equivalent in other jurisdictions.

The Pledgor hereby agrees that it will indemnify and hold the Secured Party, and its officers, directors, employees, agents and representatives harmless (except for its or his own wilful misconduct or gross negligence) from and against any and all claims with respect to the Collateral asserted both before and after the taking of actual possession or control of the Collateral by the Secured Party pursuant to this Agreement, or arising out of any act or omission of any party other than the Secured Party prior to such taking of actual possession or control by the Secured Party, or arising out of any act or omission of the Pledgor, or any agents thereof, before or after the commencement of such actual possession or control by the Secured Party. In any action hereunder the Secured Party shall be entitled to the appointment, without notice, of a receiver to take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon such receiver. Notwithstanding the foregoing, upon the occurrence of an Event of Default, and during the continuation of such Event of Default, the Secured Party shall be entitled to apply, without prior notice to the Pledgor, any cash or cash items constituting Collateral in the possession of the Secured Party to payment of the Obligations.

Application of Proceeds.

The Pledgor hereby agrees that it shall, upon the occurrence and during the continuation of an Event of Default, (i) immediately turn over to the Secured Party any instruments (with appropriate endorsements) or other items constituting Collateral not then in the possession of the Secured Party, the possession of which is required for the perfection of the Secured Party's security interest, all of which shall be held in trust for the benefit of the Secured Party and not commingled prior to its coming into the Secured Party's possession, and (ii) take all steps necessary to cause all sums, monies, royalties, fees, commissions, charges, payments, advances, income, profits and other amounts constituting proceeds of any Collateral to be deposited directly in an account of the Pledgor with the Secured Party and to cause the same to be applied to the satisfaction of the Obligations.

All proceeds from any collection or sale of the Collateral pursuant hereto, all Collateral consisting of cash, and all deposits in accounts of the Pledgor with the Secured Party shall be applied (i) first, to the payment of the fees and expenses of the Secured Party incurred pursuant to this Agreement or any other Loan Document, including costs and expenses of collection or sale, reimbursement of any advances, and any other costs or expenses in connection with the exercise of any rights or remedies hereunder or thereunder (including reasonable fees and disbursements of counsel, including counsel employed in-house by the Secured Party), (ii) second, to the payment in full of the Obligations owed to the Secured Party in respect of the Loans and LC Disbursements, and (iii) third, to the payment of the Obligations (other than those referred to above). Any amounts remaining after such applications shall be remitted to the Pledgor or as a court of competent jurisdiction may otherwise direct. The Secured Party shall have absolute discretion as to the time of application of any such proceeds, cash or balances in accordance with this Agreement.

Power of Attorney.

The Pledgor does hereby irrevocably make, constitute and appoint the Secured Party or any officer or designee thereof its true and lawful attorney-in-fact with full power in the name of the Secured Party, and of the Pledgor, with power of substitution, to, upon the occurrence and during the continuation of an Event of Default, communicate with any issuer of Pledged Securities; to commence or prosecute any suits, actions or proceedings to collect or otherwise realize upon any Collateral or enforce any rights in respect thereof; to settle, compromise, adjust or defend any claims in respect of the Collateral; to notify any issuer of Pledged Securities or otherwise require it to make payment directly to the Secured Party; to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do any and all other acts necessary or proper to carry out the intent of this Agreement and each other Loan Document and the grant, confirmation and continuation of the security interests hereunder and thereunder. Such power of attorney is coupled with an interest and is irrevocable, and shall survive the bankruptcy, insolvency or dissolution of the Pledgor. Nothing herein contained shall be construed as requiring or obligating the Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Secured Party shall be accountable only for amounts actually received as a result of the exercise of the powers granted to it herein, and neither it nor its officers, directors, employees or agents shall be responsible to the Pledgor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct. The provisions of this Section shall in no event relieve the Pledgor of any of its obligations hereunder or under the other Loan Documents with respect to the Collateral or any part thereof or impose any obligation on the Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by any Secured Party of any other or further right that it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise. Any sale of Collateral pursuant to the provisions of this Section shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of California or its equivalent in other jurisdictions.

Without limiting the preceding paragraph, the Pledgor does hereby further irrevocably make, constitute and appoint the Secured Party or any officer or designee thereof its true and lawful attorney-in-fact with full power in the name of the Secured Party, and of the Pledgor, with power of substitution, (i) to enforce all of the Pledgor's rights under and pursuant to all agreements with respect to the Collateral, all for the sole benefit of the Secured Party, (ii) to enter into and perform such agreements as may be reasonably necessary in order to carry out the terms, covenants and conditions of this Agreement that are required to be observed or performed by the Pledgor, (iii) to execute such other and further mortgages, pledges and assignments of the Collateral and filings or recordations in respect thereof as the Secured Party may require for the purpose of protecting, maintaining or enforcing the security interest of the Secured Party hereunder, (iv) to act as authorized in the following Section, and (v) to do any and all other things reasonably necessary or proper to carry out the intention of this Agreement and the grant, confirmation, continuation and perfection of the security interests hereunder. Such power of attorney is coupled with an interest and is irrevocable, and shall survive the insolvency, bankruptcy, or dissolution of the Pledgor.

Financing Statements, Direct Payments, Confirmation. The Pledgor hereby authorizes the Secured Party to file Uniform Commercial Code financing statements (and any other filings) required in connection with the perfection or preservation of the security interest hereunder in respect of all or any part of the Collateral, and amendments thereto and continuations thereof with regard to such Collateral, without the Pledgor's signature, or, in the alternative, to execute such items on behalf of the Pledgor pursuant to the powers of attorney granted in the preceding Section. The Pledgor further authorizes the Secured Party to confirm with any issuer of Pledged Securities the amounts payable to the Pledgor with regard to the Collateral. The Pledgor hereby further authorizes the Secured Party upon the occurrence and during the continuation of an Event of Default to notify any issuer of Pledged Securities that all sums payable to the Pledgor relating to the Collateral shall be paid directly to the Secured Party.

Termination. The security interest granted hereunder shall terminate when all the Obligations have been fully, finally and indefeasibly paid and performed, the Total Exposure of the Secured Party shall be zero, and when the Commitments of the Secured Party shall have terminated. Thereupon, the Secured Party will return to the Pledgor the Pledged Securities and execute and deliver, at the Pledgor's expense, Uniform Commercial Code termination statements reasonably requested by the Pledgor evidencing the release of the security interest hereunder, all without recourse to or warranty by the Secured Party.

Remedies Not Exclusive. The remedies conferred upon or reserved to the Secured Party in this Article and elsewhere in this Agreement are intended to be in addition to, and not in limitation of, any other remedy available to the Secured Party.

Securities Laws, etc. In view of the position of the Pledgor in relation to the Pledged Securities, or because of other current or future circumstances, issues may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statue as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Secured Party if the Secured Party were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Secured Party in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. The Pledgor recognizes that in light of the foregoing restrictions and limitations the Secured Party may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that in light of the foregoing restrictions and limitations, the Secured Party, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. The Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Secured Party shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Secured Party, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Secured Party sells.

No Assumption of Liability. The pledge and security interest hereunder is granted as security only and shall not subject the Secured Party to, or in any way alter or modify, any obligation or liability of the Pledgor with respect to or arising out of any of the Collateral. The Pledgor shall remain liable to, at its own cost and expense, duly and punctually observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and the Pledgor agrees to indemnify and hold harmless the Secured Party from and against any and all liability for such performance.

MISCELLANEOUS

No Discharge. All rights of the Secured Party hereunder, the security interest granted hereunder, and the obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way diminished by (i) any lack of validity or enforceability of the Credit Agreement, any other Loan Document (including this Agreement), any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to the foregoing, (iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Obligations, (iv) any exercise or nonexercise by the Secured Party of any right, remedy, power or privilege under or in respect of this Agreement, any other Loan Document or applicable law, including, without limitation, any failure by the Secured Party to setoff or release in whole or in part any balance of any deposit account or credit on its books in favor of any Borrower or any waiver, consent, extension, indulgence or other action or inaction in respect of any thereof, or (v) any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Borrower or would otherwise, but for this specific provision to the contrary, operate as a discharge of or exonerate the Pledgor as a matter of law.

Amendment; Waiver. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party. Any such waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in the same, similar or other circumstances. No waiver by the Secured Party of any breach or default of or by the Pledgor under this Agreement shall be deemed a waiver of any other previous breach or default or any thereafter occurring.

     Section 3.03.     Survival; Severability.

All covenants, agreements, representations and warranties made by the Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or by the Pledgor or any other Borrower in or pursuant to any other Loan Document shall be considered to have been relied upon by the Secured Party and shall survive the making by the Secured Party of the Loans, and the execution and delivery to the Secured Party of any Notes evidencing such Loans, regardless of any investigation made by the Secured Party or on its behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the LC Exposure does not equal zero and as long as the Commitments have not been terminated.

Any provision of this Agreement that is illegal, invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without invalidating the remaining provisions hereof or affecting the legality, validity or enforceability of such provisions in any other jurisdiction. The parties hereto agree to negotiate in good faith to replace any illegal, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that, to the extent possible, will preserve the economic bargain of this Agreement, or to otherwise amend this Agreement to achieve such result.

Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Pledgor or the Secured Party that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. The Pledgor may not assign or transfer any of its rights or obligations hereunder or any interest herein or in the Collateral except as expressly contemplated by this Agreement or the other Loan Documents (and any such attempted assignment shall be void).

Arbitration. (a) Agreement. Upon the demand of either the Secured Party or the Pledgor, any Dispute shall be resolved by binding arbitration (except as set forth in paragraph (e) below) in accordance with the terms of this Agreement. A "Dispute" shall mean any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, this Agreement or any of the other Loan Documents, or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to this Agreement or any of the other Loan Documents, including without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to this Agreement or any of the other Loan Documents. Either party may by summary proceedings bring an action in court to compel arbitration of a Dispute. A party who fails or refuses to submit to arbitration following a lawful demand by the other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute.

Governing Rules. Arbitration proceedings shall be administered by the American Arbitration Association ("AAA") or such other administrator as the parties shall mutually agree upon in accordance with the AAA Commercial Arbitration Rules. All Disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in this Agreement or any of the other Loan Documents. The arbitration shall be conducted at a location in California selected by the AAA or other administrator. If there is any inconsistency between the terms hereof and any such rules, the terms and procedures set forth herein shall control. All statutes of limitation applicable to any Dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the Dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided however, that nothing contained herein shall be deemed to be a waiver by the Secured Party of the protections afforded to it under 12 U.S.C. Paragraph 91 or any similar applicable state law.

No Waiver; Provisional Remedies, Self-Help and Foreclosure. No provision hereof shall limit the right of the Secured Party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property Collateral or security, or to obtain provisional or ancillary remedies, including without limitation injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver, from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration or reference hereunder.

Arbitrator Qualifications and Powers; Awards. Arbitrators must be active members of the California State Bar or retired judges of the state or federal judiciary of California, with expertise in the substantive laws applicable to the subject matter of the Dispute. Arbitrators are empowered to resolve Disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators (i) shall resolve all Disputes in accordance with the substantive law of the State of California,
(ii) may grant any remedy or relief that a court of the State of California could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the California Rules of Civil Procedure or other applicable law. Any Dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5,000,000 (including damages, costs, fees and expenses). By submission to a single arbitrator, each party expressly waives any right or claim to recover more than $5,000,000. Any Dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations.

Judicial Review. Notwithstanding anything herein to the contrary, in any arbitration in which the amount in controversy exceeds $25,000,000, the arbitrators shall be required to make specific, written findings of fact and conclusions of law. In such arbitrations (i) the arbitrators shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error, (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the substantive law of the State of California, and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying or correcting an award the right to judicial review of (A) whether the findings of fact rendered by the arbitrators are supported by substantial evidence, and (B) whether the conclusions of law are erroneous under the substantive law of the State of California. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the State of California.

(f) Real Property Collateral; Judicial Reference. Notwithstanding anything herein to the contrary, no Dispute shall be submitted to arbitration if the Dispute concerns Collateral comprised of real property or interests therein unless (i) the holder of the mortgage, lien or security interest specifically elects in writing to proceed with the arbitration, or (ii) all parties to the arbitration waive any rights or benefits that might accrue to them by virtue of the single action rule statute of California, thereby agreeing that all indebtedness and obligations of the parties, and all mortgages, liens and security interests securing such indebtedness and obligations, shall remain fully valid and enforceable. If any such Dispute is not submitted to arbitration, the Dispute shall be referred to a referee in accordance with California Code of Civil Procedure Section 638 et seq., and this general reference agreement is intended to be specifically enforceable in accordance with said Section 638. A referee with the qualifications required herein for arbitrators shall be selected pursuant to the AAA's selection procedures. Judgment upon the decision rendered by a referee shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

(g) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within one hundred eighty (180) days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulation, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provision most directly related to this Agreement or the relevant Loan Documents or the subject matter of the Dispute shall control. This arbitration provision shall survive termination, amendment or expiration of this Agreement and any of the other Loan Documents or any relationship between the parties.

GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF CALIFORNIA.

The Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Superior Court of the State of California sitting in Los Angeles County and of the United States District Court for the Central District of California, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement not subject to arbitration under Section 3.05, or for recognition or enforcement of any judgment or arbitral award, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such California State or, to the extent permitted by law, such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement (other than Section 3.05, if applicable) shall affect any right that the Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against any Debtor or its properties in the courts of any jurisdiction.

The Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in the preceding paragraph. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 3.08. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Headings. The Article and Section headings in this Agreement are for convenience only and shall not affect the construction hereof.

Notices. Notices, consents and other communications provided for herein shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 8.01 of the Credit Agreement. Communications and notices to the Pledgor shall be given to it at its address set forth in
Schedule 3.08 hereto.

Reimbursement of the Secured Party.

The Pledgor agrees to pay upon demand to the Secured Party the amount of any and all reasonable and documented expenses, including the reasonable and documented fees and expenses of its counsel (including counsel employed in-house by the Secured Party) and of any experts or agents, that the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof. If the Pledgor shall fail to do any act or thing that it has covenanted to do hereunder or any representation or warranty of the Pledgor hereunder shall be breached, the Secured Party may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach and there shall be added to the Obligations the cost or expense incurred by the Secured Party in so doing.

Without limitation of its indemnification obligations under the other Loan Documents, the Pledgor agrees to indemnify the Secured Party and its officers, directors, employees, agents, attorneys, and representatives ("Indemnitees") against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or willful misconduct of such Indemnitee.

Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Secured Party. All amounts due under this Section shall be payable on written demand therefor and shall bear interest at the default rate (as provided in the Credit Agreement).

Counterparts. This Agreement may be executed in separate counterparts (telecopy of any executed counterpart having the same effect as manual delivery thereof), each of which shall constitute an original, but all of which, when taken together, shall constitute but one Agreement.

Entire Agreement. Except as expressly herein provided, this Agreement and the other Loan Documents constitute the entire agreement among the parties relating to the subject matter hereof. Any previous agreement among the parties with respect to the transactions contemplated hereunder is superseded by this Agreement and the other Loan Documents. Except as expressly provided herein or in the other Loan Documents, nothing in this Agreement or in any other Loan Document, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or such other Loan Documents.

WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers or representatives as of the day and year first above written.

WELLS FARGO BANK,               HAUSER, INC.

NATIONAL ASSOCIATION

By:                              By:

Name:                              Name:

Title:                              Title:

                                                  Schedule I

                                                         to

Pledge and Security Agreement

Pledged Stock

Pledgor     Issuer     Number of Shares     Percentage

                                                  Schedule 3.08

                                                           to

Pledge and Security Agreement

Addresses for Notice

Party     Mailing Address     County